UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 16, 2024

PepsiCo, Inc.

(Exact name of registrant as specified in its charter)

North Carolina	1-1183	13-1584302
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Anderson Hill Road, Purchase, New York	10577
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (914) 253-2000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value 1-2/3 cents per share	PEP	The Nasdaq Stock Market LLC
0.250% Senior Notes due 2024	PEP24	The Nasdaq Stock Market LLC
2.625% Senior Notes due 2026	PEP26	The Nasdaq Stock Market LLC
0.750% Senior Notes due 2027	PEP27	The Nasdaq Stock Market LLC
0.875% Senior Notes due 2028	PEP28	The Nasdaq Stock Market LLC
0.500% Senior Notes due 2028	PEP28A	The Nasdaq Stock Market LLC
3.200% Senior Notes due 2029	PEP29	The Nasdaq Stock Market LLC
1.125% Senior Notes due 2031	PEP31	The Nasdaq Stock Market LLC
0.400% Senior Notes due 2032	PEP32	The Nasdaq Stock Market LLC
0.750% Senior Notes due 2033	PEP33	The Nasdaq Stock Market LLC
3.550% Senior Notes due 2034	PEP34	The Nasdaq Stock Market LLC
0.875% Senior Notes due 2039	PEP39	The Nasdaq Stock Market LLC
1.050% Senior Notes due 2050	PEP50	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 8.01.	Other Events.

Senior Notes Offering.

On February 12, 2024, PepsiCo, Inc. (“PepsiCo”) announced an offering of $300,000,000 aggregate principal amount of Floating Rate Notes due 2027 (the “2027 Floating Rate Notes”), $550,000,000 aggregate principal amount of 4.650% Senior Notes due 2027 (the “2027 Notes”), $450,000,000 aggregate principal amount of 4.550% Senior Notes due 2029 (the “2029 Notes”) and $450,000,000 aggregate principal amount of 4.700% Senior Notes due 2034 (the “2034 Notes,” and together with the 2027 Floating Rate Notes, 2027 Notes and 2029 Notes, the “Notes”), each issued by PepsiCo Singapore Financing I Pte. Ltd. (the “Issuer”), a wholly owned subsidiary of PepsiCo. The Notes are fully and unconditionally guaranteed by PepsiCo on a senior unsecured basis (the Notes, together with such guarantee, the “Securities”). Deutsche Bank AG, Singapore Branch, Goldman Sachs (Singapore) Pte., Mizuho Securities (Singapore) Pte. Ltd. and Morgan Stanley Asia (Singapore) Pte. were joint book-running and joint lead managers for the offering of the Securities.

The Issuer received net proceeds of approximately $1,739 million, after deducting underwriting discounts and estimated offering expenses. The net proceeds will be used for PepsiCo’s general corporate purposes, including the repayment of commercial paper.

The Securities were offered and sold pursuant to a Terms Agreement (the “Terms Agreement”) dated February 12, 2024 (incorporating the PepsiCo Singapore Underwriting Agreement Standard Provisions dated as of February 12, 2024 (the “Standard Provisions”)) among the Issuer, PepsiCo and the representatives of the several underwriters, under PepsiCo’s and the Issuer’s automatic shelf registration statement on Form S-3 (File Nos. 333-277003 and 333-277003-01), filed with the Securities and Exchange Commission (the “SEC”) on February 12, 2024 (the “Registration Statement”). PepsiCo and the Issuer have filed with the SEC a prospectus supplement, dated February 12, 2024, together with the accompanying prospectus, dated February 12, 2024, relating to the offer and sale of the Securities. The Securities were issued on February 16, 2024 pursuant to an Indenture (the “Indenture”) dated as of February 12, 2024, among the Issuer, PepsiCo and U.S. Bank Trust Company, National Association, as Trustee. The following table summarizes information about the Notes and the offering thereof.

	Floating Rate Notes due 2027	4.650% Senior Notes due 2027	4.550% Senior Notes due 2029	4.700% Senior Notes due 2034
Aggregate Principal Amount Offered:	$300,000,000	$550,000,000	$450,000,000	$450,000,000
Maturity Date:	February 16, 2027	February 16, 2027	February 16, 2029	February 16, 2034
Interest Payment Dates:	Quarterly in arrears on each February 16, May 16, August 16 and November 16, commencing May 16, 2024	Semi-annually in arrears on each February 16 and August 16, commencing August 16, 2024	Semi-annually in arrears on each February 16 and August 16, commencing August 16, 2024	Semi-annually in arrears on each February 16 and August 16, commencing August 16, 2024
Coupon:	Compounded SOFR plus 0.560%. The interest rate on the Floating Rate Notes due 2027 will in no event be lower than zero	4.650%	4.550%	4.700%
Compounded SOFR:	A compounded average of the daily Secured Overnight Financing Rate (“SOFR”) determined by reference to the SOFR Index for each quarterly interest period in accordance with the specific formula in the prospectus	—	—	—
Optional Redemption:	—	Prior to January 16, 2027, make-whole call at Treasury Rate plus 10 basis points; par call at any time on or after January 16, 2027	Prior to January 16, 2029, make-whole call at Treasury Rate plus 10 basis points; par call at any time on or after January 16, 2029	Prior to November 16, 2033, make-whole call at Treasury Rate plus 10 basis points; par call at any time on or after November 16, 2033
Price to Public:	100.000%	99.967%	99.854%	99.803%

The Notes and the guarantees thereof are unsecured obligations of the Issuer and PepsiCo, respectively, and rank equally with all of the Issuer’s and PepsiCo’s respective other unsecured senior indebtedness. The Indenture also contains customary event of default provisions.

The above description of the Terms Agreement, the Indenture and the Securities is qualified in its entirety by reference to the Terms Agreement, the Indenture and the forms of Notes. Each of the Terms Agreement, the Standard Provisions and the forms of 2027 Floating Rate Note, 2027 Note, 2029 Note and 2034 Note is incorporated by reference into the Registration Statement and is filed with this Current Report on Form 8-K as Exhibit 1.1, Exhibit 1.2, Exhibit 4.1, Exhibit 4.2, Exhibit 4.3 and Exhibit 4.4, respectively. The Board of Directors resolutions authorizing the Issuer’s and PepsiCo’s officers to establish the terms of the Notes have been filed as Exhibit 4.10 to the Registration Statement. The Indenture has been filed as Exhibit 4.5 to the Registration Statement. Opinions regarding the legality of the Notes and guarantees thereof are incorporated by reference into the Registration Statement and are filed with this Current Report on Form 8-K as Exhibits 5.1, 5.2 and 5.3, respectively; and consents relating to such incorporation of such opinions are incorporated by reference into the Registration Statement and are filed with this Current Report on Form 8-K as Exhibits 23.1, 23.2 and 23.3 by reference to their inclusion within Exhibits 5.1, 5.2 and 5.3, respectively.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits

1.1	Terms Agreement dated February 12, 2024 (incorporating the PepsiCo Singapore Underwriting Agreement Standard Provisions dated as of February 12, 2024) among the Issuer, PepsiCo and Deutsche Bank AG, Singapore Branch, Goldman Sachs (Singapore) Pte., Mizuho Securities (Singapore) Pte. Ltd. and Morgan Stanley Asia (Singapore) Pte., as Representatives of the several underwriters named therein.

1.2	PepsiCo Singapore Underwriting Agreement Standard Provisions dated as of February 12, 2024 (incorporated by reference to Exhibit 1.4 to the Issuer’s and PepsiCo’s Registration Statement on Form S-3 (File Nos. 333-277003 and 333-277003-01).

4.1	Form of Floating Rate Note due 2027.

4.2	Form of 4.650% Senior Note due 2027.

4.3	Form of 4.550% Senior Note due 2029.

4.4	Form of 4.700% Senior Note due 2034.

5.1	Opinion of Davis Polk & Wardwell LLP.

5.2	Opinion of Womble Bond Dickinson (US) LLP.

5.3	Opinion of WongPartnership LLP.

23.1	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1).

23.2	Consent of Womble Bond Dickinson (US) LLP (included in Exhibit 5.2).

23.3	Consent of WongPartnership LLP (included in Exhibit 5.3).

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 16, 2024	PepsiCo, Inc.

	By:	/s/ Cynthia A. Nastanski
		Name:	Cynthia A. Nastanski
		Title:	Senior Vice President, Corporate Law and Deputy Corporate Secretary

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